Exhibit 10.10

PACIFIC NORTHWEST DIVISION

Battelle Memorial Institute

Technology Deployment and Outreach

Attention PNNL IP Compliance Office

P.O. Box 999, Mailstop K1-71 902 Battelle Blvd.

Richland, WA 99352

Telephone: (509) 375-2549

Fax: (509) 372-4589

Email: complianceoffice@pnnl.gov

January 29, 2021

Harmony Energy Technologies Corporation (formerly known as Golden Share Mining Corporation)

Technology Transfer

Attention: Mr. Nick Zeng

P.O. Box 5415

New York, NY 10185

Telephone: (212) 602-1188

Email: nick.zeng@hetcusa.com	VIA E-MAIL

Subject: Amendment to Technology Management Agreement Number 528131, between Battelle Memorial Institute and Harmony Energy Technologies Corporation (formerly known as Golden Share Mining Corporation).

LETTER AMENDMENT 5

Dear Mr. Zeng:

This letter updates and amends the listing of PATENTS on Appendix 1, to remove all non-U.S. patents and patent applications from the Agreement, effective September 9, 2020. The License Agreement is amended as follows:

1.	Appendix 1 referenced in Article 1, DEFINITIONS, Paragraph F, is amended to remove certain PATENTS and shall read as follows:

902 Battelle Boulevard I P.O. Box 999 I Richland, WA 99352 I 888.375.7665 I inquiry@pnnl.gov \ www.pnnl.gov

2

Agreement Number 528131 Amendment 5

Harmony Energy Technologies Corporation

January 29, 2021

TITLE	COUNTRY	APPLICATION NUMBER	PATENT NUMBER	GRANT DATE
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E, PatentMaster ID 7643)*	United States - (US)	12/892,693	8,628,880	01/14/2014
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON 2, PatentMaster ID 8640)*	United States - (US)	14/261,262	9,077,011	07/07/2015
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON, PatentMaster ID 8561)*	United States - (US)	14/105,823	9,123,931	09/01/2015
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON 3, PatentMaster ID 8976)*	United States - (US)	14/815,037 -	9,819,039	11/14/2017

*These Patents and Patent Applications arose under funding of the U.S. Government.

The revised Appendix 1 is also attached hereto for your convenience.

2.	The remainder of the Agreement shall remain unchanged.

3.	If you are in agreement with this Letter Amendment 5, please indicate your acceptance below and return one copy of this Letter Amendment by February 15, 2021 to:

Battelle Memorial Institute

Technology Deployment and Outreach

Attention PNNL IP Compliance Office

P.O. Box 999, Mailstop Kl-71 902 Battelle Blvd.

Richland, WA 99352

Telephone: (509) 375-2549

Fax: (509) 372-4589

Email: complianceoffice@pnnl.gov

3

Agreement Number 528131 Amendment 5

Harmony Energy Technologies Corporation

January 29, 2021

Sincerely,

BATTELLE MEMORIAL INSTITUTE		HARMONY ENERGY TECHNOLOGIES CORPORATION

BY		BY
PRINTED NAME	Peter C. Christensen	PRINTED NAME	Nick Zeng
TITLE	Deputy Director for Licensing	TITLE	President
DATE	1/29/21	DATE	01/29/2021